SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): June 30, 2005

                             AMERICAN SKIING COMPANY

             (Exact name of registrant as specified in its charter)
         DELAWARE                      1-13057                   04-3373730
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


         136 HEBER AVENUE, SUITE 303
             PARK CITY, UTAH                                        84060
  (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (435) 615-0340

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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        Item 1.01. Entry into a Material Definitive Agreement

         On June 30, 2005, the Company's subsidiary, Grand Summit Resort Properties, Inc. (Grand Summit), entered into an Eighth Amendment Agreement (the "Eighth Amendment") amending the Loan and Security Agreement (LSA), dated as of September 1, 1998, among Grand Summit, Textron Financial Corporation ("Textron"), as administrative agent and the lenders parties thereto.


         The Eighth Amendment generally modifies Grand Summit's obligation under the LSA to reduce the outstanding principal balance of the LSA as of June 30, 2005, September 30, 2005 and December 31, 2005. The original requirement of the LSA mandated a maximum June 30, 2005 principal balance of $12,000,000; a maximum September 30, 2005 principal balance of $11,000,000; and a maximum December 31, 2005 principal balance of $8,000,000. Pursuant to the Eighth Amendment, these principal amounts have been amended to reflect revised maximum principal balances of $12,000,000 as of July 31, 2005; $10,000,000 as of September 30,
2005; and $8,000,000 as of December 31, 2005. The Eighth Amendment further provides set release prices on certain assets contained within the collateral base of the credit facility and establishes several different methods for application of the release prices and set dates on which these release prices terminate. The Eighth Amendment also incorporates the maximum outstanding principal balance limits of the SOI and the Fourth Amendment, each as described and defined below.


         Additionally, on June 30, 2005, Grand Summit and Textron entered into a Fourth Amendment Agreement (the "Fourth Amendment") to the Statement of Intention and Special Additional Financing Agreement dated July 25, 2000 (the "SOI") which was intended to coordinate with the Eighth Amendment and generally defines that the aggregate maximum outstanding principal amount of Subordinated Loan Tranche Advances shall not exceed the following amounts at the following dates: June 30, 2006: $10,000,000; December 31, 2006: $8,000,000; March 31,
2007: $5,000,000; June 30, 2007: $2,500,000; and November 30, 2007: $0. The
Fourth Amendment also adopts and incorporates into the SOI certain amended and restated terms in the Eighth Amendment as well as certain amendments to other terms and provisions of the LSA.





        Item 9.01. Financial Statements and Exhibits.


(c) Exhibits.



Description of Exhibit                                               Exhibit No.

Eighth Amendment dated June 30, 2005 to Loan and Security Agreement      10.1
dated as of September 1, 1998 among Grand Summit Resort Properties,
Inc., the Lenders named therein, and Textron Financial Corporation as administrative agent.

Fourth Amendment dated June 30, 2005 to Statement of Intention and       10.2
Special Additional Financing Agreement dated July 25, 2000 among Grand
Summit Resort Properties, Inc., the Lenders named therein, and Textron Financial Corporation as administrative agent.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.




Dated: July 7, 2005
                                        AMERICAN SKIING COMPANY


                                        By:/s/ Foster A. Stewart, Jr.
                                           ----------------------------
                                        Name:   Foster A. Stewart, Jr.
                                        Title:  Senior Vice President and
                                                General Counsel



                                  Exhibit Index




Description of Exhibit                                               Exhibit No.

Eighth Amendment dated June 30, 2005 to Loan and Security Agreement      10.1
dated as of September 1, 1998 among Grand Summit Resort Properties,
Inc., the Lenders named therein, and Textron Financial Corporation as administrative agent.

Fourth Amendment dated June 30, 2005 to Statement of Intention and       10.2
Special Additional Financing Agreement dated July 25, 2000 among Grand
Summit Resort Properties, Inc., the Lenders named therein, and Textron Financial Corporation as administrative agent.